UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 6, 2023

Date of Report (Date of the earliest event reported)

Bausch + Lomb Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-41380	98-1613662
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

520 Applewood Crescent

Vaughan, Ontario

Canada L4K 4B4

(Address of Principal Executive Offices)(Zip Code)

(905) 695-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BLCO	New York Stock Exchange Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Bausch + Lomb Corporation (the “Company”) is filing this Current Report on Form 8-K to provide certain historical and pro forma financial information with respect to its proposed acquisition of XIIDRA® (lifitegrast ophthalmic solution) and certain other ophthalmology assets from Novartis Pharma AG and Novartis Finance Corporation (collectively, “Novartis” and such assets, the “Acquired Assets”). As previously disclosed, on June 30, 2023, a wholly owned subsidiary of the Company, Bausch + Lomb Ireland Limited (“Buyer”), entered into a definitive agreement with Novartis to acquire the Acquired Assets and assume certain liabilities from Novartis (collectively, the “Acquisition”) related to Novartis’s front-of-eye ophthalmology franchise, and, solely for purposes of guaranteeing certain obligations of Buyer under the definitive agreement, the Company. The closing of the Acquisition is expected to occur at or around the end of September 2023, subject to customary closing conditions.

Included in this Current Report on Form 8-K are (i) the audited abbreviated financial statements of the Acquired Assets as of and for the years ended December 31, 2022 and 2021 and (ii) the unaudited interim abbreviated financial statements of the Acquired Assets as of and for the six months ended June 30, 2023 and 2022. The foregoing are furnished as Exhibits 99.1 and 99.2, respectively.

The Company is also furnishing the unaudited pro forma condensed combined financial information and explanatory notes as of June 30, 2023, and for the six months ended June 30, 2023, and 2022, and for the year ended December 31, 2022, which give effect to the acquisition of the Acquired Assets and the anticipated financing in respect thereof, as more fully set forth in such pro forma financial information. The unaudited pro forma condensed combined financial information, and the notes related thereto, are furnished as Exhibit 99.3.

The information furnished under this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed incorporated by reference into any other filing with the U.S. Securities Exchange Commission made by the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited Abbreviated Financial Statements of the Acquired Assets as of and for the years ended December 31, 2022 and 2021.

99.2	Unaudited Interim Abbreviated Financial Statements of the Acquired Assets as of and for the six months ended June 30, 2023 and 2022.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Bausch + Lomb Corporation and the Acquired Assets as of June 30, 2023, and for the six months ended June 30, 2023 and 2022 and for the year ended December 31, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements, which include statements related to the Acquisition including the timing and anticipated financing thereof, the entry into a transition agreement and the anticipated results thereof, and may generally be identified by the use of the words “anticipates,” “hopes,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “will,” “may,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in Bausch + Lomb’s filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators (including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and its most recent quarterly filings), which factors are incorporated herein by reference.

In addition, such risks and uncertainties include, but are not limited to, the following: uncertainties relating to the timing of the consummation of the Acquisition; the possibility that any or all of the conditions to the consummation of the Acquisition may not be satisfied or waived; the effect of the announcement or pendency of the Acquisition on Bausch + Lomb’s ability to maintain relationships with customers, suppliers, and other business partners; the impact of the Acquisition if consummated on Bausch + Lomb’s business, financial position and results of operations; risks relating to potential diversion of management attention away from Bausch + Lomb’s ongoing business operations; Bausch + Lomb’s ability to finance the transaction as anticipated and risks relating to increased levels of debt as a result of debt expected to be incurred to finance such transaction; and risks that Bausch + Lomb may not realize the expected benefits of that transaction on a timely basis or at all. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Bausch + Lomb undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes, unless required by law.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH + LOMB CORPORATION

By:	/s/ Sam Eldessouky
Name:	Sam Eldessouky
Title:	Executive Vice President, Chief Financial Officer

Date: September 6, 2023